Exhibit 99.2

Capital Southwest Corporation Q4 2017 Earnings Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 Dallas, Texas 75240 214.238.5700 capitalsouthwest.com June 1, 2017

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often preceded by, followed by, or include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and its subsequent filings with the Securities and Exchange Commission. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

CSWC is a credit investment firm focused on supporting the acquisition and growth of middle-market companies across the capital structure CSWC was formed in 1961, and became a BDC in 1988 Publicly-traded on Nasdaq under CSWC ticker Internally Managed BDC with RIC status for tax purposes In December 2014, announced intent to split into two separate companies with tax-free spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) which was completed September 30th, 2015 17 employees based in Dallas, Texas Total Balance Sheet Assets of $326 MM as of March 31, 2017 CSWC Company Overview

Stock Price appreciated 22% from $13.87 at 3/31/2016 to $16.91 at year end Paid $0.79 per share in total cash dividends to shareholders during the year Quarterly Dividend Yield increased to 4.5% at 3/31/17 from 1.2% at 3/31/16 Paid Special Dividend of $0.26 generated primarily from realized gains Grew quarterly Pre-Tax Net Investment Income (NII) ROE to 5.0% from 1.0% Grew NAV per share to $17.80 at 3/31/17 vs. $17.34 at 3/31/16 Exited seven portfolio companies for $41 MM in proceeds, generating a wtd. avg. IRR of 29% Spilled forward $0.49 per share in Undistributed Taxable Income (UTI) into FY 2018 Credit portfolio grew by $75 MM to $167 MM as of 3/31/17 I-45 portfolio grew by $101 MM to $200 MM as of 3/31/17 Closed the initial CSWC Credit Facility with ING for $100 MM in commitments from a syndicate of five lenders, with an accordion up to $150 MM Completed capital raising at I-45 by increasing the Deutsche Bank led Credit Facility to $165 MM from a syndicate of four lenders Fiscal Year 2017 Highlights Delivered a 28% all-in return to shareholders during the fiscal year

Financial Highlights Q4 2017 Pre-Tax Net Investment Income of $3.6 MM or $0.22 per weighted average diluted share Paid Quarterly Dividend of $0.19 per share and Special Dividend of $0.26 per share Increased Investment Portfolio to $287 MM from $267 MM at fair value $41 MM deployed in three new originations and one add-on $23 MM proceeds received from four portfolio exits, generating a wtd. avg. IRR of 38% Increased I-45 Senior Loan Fund investment portfolio to $200 MM from $187 MM I-45 distributed $2.1 MM dividend to CSWC $32 MM deployed in seven new originations and four add-ons $18 MM proceeds received in five prepayments $22.4 MM in cash available for investment activity as of quarter end $75 MM available to draw on Credit Facility as of quarter end Q4 2017 Highlights

Over the past four quarters, CSWC has generated $0.61 per share in Pre-Tax Net Investment Income (NII) and paid out $0.53 per share in regular dividends Dividend coverage of 115% of Pre-Tax NII Paid out a Special Dividend of $0.26 generated primarily from realized gains earned over prior 12 months Dividend Yield has increased to 4.5% at 3/31/17 from 1.2% at 3/31/16 NAV has increased to $17.80 per share at 3/31/17 from $17.34 per share at 3/31/16 Evolution of CSWC Generating Consistent Dividend and NAV Growth 1.2% 1.8% 3.0% 4.2% 4.5%1 Dividend Yield – Annualized Quarterly Dividend / CSWC Share Price at Qtr. End (1) The Special Dividend of $0.26 is not included in the Dividend Yield calculation.

Lower Middle Market (“LMM”): CSWC led or Club Deals Companies with EBITDA greater than $3 MM Typically leverage of 2x – 4x Debt to EBITDA through CSWC debt Commitment size up to $20 MM with hold sizes generally $10 to $15 MM Both Sponsored and Non-sponsored debt investments Securities include first lien, unitranche, second lien and subordinated debt Frequently make equity co-investments alongside CSWC debt Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien Companies typically have in excess of $50 MM in EBITDA Typically leverage of 3x – 5.5x Debt to EBITDA through CSWC debt position Hold sizes generally $5 to $10 MM Floating Rate First and Second Lien debt securities More liquid assets relative to Lower Middle Market investments Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Two Pronged Investment Strategy

Portfolio Rotation Focused on Credit 6/30/2014 (excl. CSWI Companies) 3/31/2017 Investable Assets Since June 2014, CSWC has transformed its investment portfolio increasing income earning assets from 1% of the investable portfolio to 88% Exited 22 legacy portfolio equity investments, generating $230 MM in proceeds Invested $218 MM in 33 middle-market credit investments on balance sheet Invested $260 MM in 57 credits within I-45 Senior Loan Fund (“I-45”) Cash , 23% Non - Yielding Assets , 77% Debt Assets , 1% 1% of Total Assets Generating Recurring Income Cash , 7% Non - Yielding Assets , 5% Debt Assets , 54% I - 45 , 20% Yielding Equity Assets , 13% 88% of Total Assets Generating Recurring Income

Balance Sheet Credit Portfolio Growth Credit portfolio has grown to $167 MM at 3/31/17 from $93 MM at 3/31/16 Debt Portfolio (Fair Value) $83.7 $137.6 $151.5 $167.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 6/30/2016 9/30/2016 12/31/2016 3/31/2017 (In Millions) 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Debt Investments at Fair Value Beginning Total Debt Portfolio (FV) $92.8 $83.7 $137.6 $151.5 New Originations (Cost) $1.7 $53.7 $24.4 $37.0 Repayments & Exits ($10.9) ($1.0) ($10.6) ($22.0) Appreciation / (Depreciation) $0.1 $1.1 $0.1 $1.0 Change in Debt Investments (FV) ($9.1) $53.9 $13.9 $16.0 Ending Total Debt Portfolio (FV) $83.7 $137.6 $151.5 $167.4

Q4 2017 Portfolio Originations Strong Lower Middle Market portfolio growth with $41 MM in new investments originated in Q4 2017 at a weighted average YTM of 11.2% (1) The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate Note: Market Segment refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) Q4 2017 Portfolio Originations Name Industry Type Market Total Commitment Coupon Yield to Maturity Lighting Retrofit International (Add-on) Environmental Services 1st Lien LMM $2,222 L + 9.75% (0.5% floor) 11.2% Elite SEM Media, Marketing, & Entertainment Last Out Unitranche and Equity LMM $13,150 L + 8.50% (1.0% floor) (1) 12.4% Vistar Media Media, Marketing, & Entertainment 1st Lien and Warrants LMM $11,000 L + 10.00% (1.0% floor) 11.7% Binswanger Consumer Products and Retail 1st Lien and Equity LMM $14,152 L + 8.00% (1.0% floor) 9.7% Total $40,524 11.2%

Fiscal Year 2017 Portfolio Exits $41 MM in Credit Portfolio exits generated 29% weighted average IRR Note: Market Segment refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) Portfolio Originations - Since Quarter End Portfolio Exits Name Industry Type Market Date of Exit Proceeds Realized Gain IRR Freedom Truck Finance Last Out Unitranche LMM April 2016 $5,998 $0 14.2% Bob's Discount Furniture Retail 2nd Lien UMM June 2016 $5,000 $191 15.1% Vivid Seats Hotel, Gaming & Leisure 1st Lien UMM October 2016 $6,913 $446 21.5% Hygea Healthcare & Pharmaceuticals 1st Lien and Warrants LMM January 2017 $10,804 $2,866 56.2% Polycom Telecommunications 1st Lien UMM January 2017 $4,304 $74 31.2% 360 Holdings Consumer Products and Retail 1st Lien UMM March 2017 $6,982 $233 15.6% Royal Specialty Chemicals 2nd Lien UMM March 2017 $552 $4 9.2% Total / Wtd. Avg. $40,552 $3,814 28.7%

Portfolio Statistics CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Includes dividends from Media Recovery, Inc. and I-45 Senior Loan Fund. Excludes CSWC equity investment in I-45 Senior Loan Fund. At Fair Value Continuing to build a performing credit portfolio Quarter Ended 6/30/2016 Quarter Ended 9/30/2016 Quarter Ended 12/31/2016 Quarter Ended 3/31/2017 Portfolio Statistics Fair Value of Debt Investments $83,730 $137,586 $151,465 $167,447 Average Debt Investment Hold Size $4,925 $5,982 $5,826 $5,980 Fair Value of Debt Investments as a % of Par 97% 98% 98% 99% % of Debt Portfolio on Non-Accrual (at Fair Value) 0.0% 1.8% 0.0% 0.0% Weighted Average Investment Rating (1) 1.9 1.9 1.9 1.9 Weighted Average Yield on Debt Investments 10.08% 10.00% 10.32% 10.28% Total Fair Value of Portfolio Investments $175,915 $238,319 $267,131 $286,880 Weighted Average Yield on all Portfolio Investments (2) 9.51% 9.23% 10.72% 10.49% Investment Mix (Debt vs. Equity) (3) (4) 62% / 38% 73% / 27% 73% / 27% 75% / 25% Investment Mix (Yielding vs. Non-Yielding) (4) 90% / 10% 94% / 6% 94% / 6% 95% / 5%

Portfolio Statistics by Investment Strategy Portfolio statistics illustrate CSWC’s prudent investment underwriting Note: All metrics above exclude the I-45 Senior Loan Fund (1) Includes only CSWC debt investments Investment Portfolio - Statistics at 3/31/17 Upper Middle Market Lower Middle Market Number of Portfolio Companies 17 10 Total Cost $95,918 $93,822 Total Fair Value $97,180 $126,305 Average Hold Size (at Cost) $5,642 $9,382 % First Lien Investments (at Cost) 51.2% 61.5% % Second Lien Investments (at Cost) 48.8% 0.0% % Subordinated Debt Investments (at Cost) 0.0% 13.2% % Equity (at Cost) 0.0% 25.2% Wtd. Avg. EBITDA of Issuer $101.3 $7.4 Wtd. Avg. Leverage through CSWC Security (1) 4.0X 3.1X Wtd. Avg. Yield (1) 9.6% 11.4%

Portfolio Mix as of 3/31/17 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Portfolio of $287 MM continues to be granular, diverse, and focused on income generating securities 1st Lien 38% I - 45 Senior Loan Fund 22% 2nd Lien 16% Senior Subordinated Debt 4% Yielding Equity 15% Non - Yielding Equity 5% Multi - Sector Holdings (I - 45) 22% Industrial Products 16% Media, Marketing, & Entertainment 11% Distribution 7% Consumer Products and Retail 6% Business Services 5% Energy Services (Upstream) 4% Software & IT Services 4% Environmental Services 4% Food, Agriculture & Beverage 3% Paper & Forest Products 3% Gaming & Leisure 3% Telecommunications 3% Restaurants 3% Consumer Services 2% Healthcare Products 2% Financial Services 1%

I-45 Portfolio Overview Current I-45 Portfolio (By Industry) I-45 portfolio assets grew to $200 MM while investment size shrunk to 2.3% (1) Through I-45 Security Media: Advertising, Print & Pub. Services: Business Capital Equipment Media: Broadcasting & Subs. Retail Current I-45 Portfolio (By Type) 13% 10% 10% 9% 8% 6% 6% 5% 5% 5% 4% 3% 3% 3% 3% 3% 1% 1% 1% 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Total Debt Investments at Fair Value $134,470 $172,519 $186,643 $200,243 Number of Issuers 31 36 41 43 Wtd. Avg. Issuer EBITDA $83,004 $100,144 $88,970 $81,417 Avg. Investment Size as a % of Portfolio 3.23% 2.78% 2.44% 2.33% Wtd. Avg. Net Leverage on Investments (1) 3.4x 3.3x 3.2x 3.0x Wtd. Avg. Yield to Maturity 8.36% 8.36% 8.21% 8.43% Wtd. Avg. Duration (Yrs) 4.2 4.4 4.4 4.3 I-45 Portfolio Statistics

Balance Sheet (In Thousands, except per share amounts) Quarter Ended 6/30/2016 Quarter Ended 9/30/2016 Quarter Ended 12/31/2016 Quarter Ended 3/31/2017 Assets Portfolio Investments $175,915 $238,319 $267,131 $286,880 Cash & Cash Equivalents $96,957 $57,840 $32,671 $22,386 Deferred Tax Asset $1,874 $1,940 $1,940 $2,017 Other Assets $6,110 $9,176 $10,592 $14,469 Total Assets $280,856 $307,275 $312,334 $325,752 Liabilities Credit Facility $0 $0 $15,000 $25,000 Payable for Unsettled Transaction $0 $19,361 $0 $0 Other Liabilities $7,572 $8,985 $11,890 $15,680 Total Liabilities $7,572 $28,346 $26,890 $40,680 Shareholders Equity Net Asset Value $273,284 $278,929 $285,444 $285,072 NAV per Share $17.39 $17.74 $17.88 $17.80 Debt to Equity 0.0x 0.0x 0.1x 0.1x Shares Outstanding at Period End 15,718 15,727 15,965 16,011

Income Statement The quarter ending 3/31/17 includes a Quarterly Dividend of $0.19 per Share and a Special Dividend of $0.26 per Share. (In Thousands, except per share amounts) Quarter Ended 6/30/16 Quarter Ended 9/30/16 Quarter Ended 12/31/16 Quarter Ended 3/31/17 Investment Income Interest Income $2,292 $2,630 $3,611 $4,049 Dividend Income $1,769 $1,995 $3,078 $3,002 Fees and Other Income $96 $101 $176 $675 Total Investment Income $4,157 $4,726 $6,865 $7,726 Expenses Cash Compensation $1,484 $1,404 $1,476 $1,704 Share Based Compensation $239 $255 $321 $382 General & Administrative $1,344 $1,015 $1,144 $1,360 Spin-off Related Expenses $172 $172 $172 $172 Total Expenses (excluding Interest) $3,239 $2,846 $3,113 $3,618 Interest Expense $0 $103 $343 $543 Pre-Tax Net Investment Income $918 $1,777 $3,409 $3,565 Taxes and Gain / (Loss) Income Tax Benefit (Expense) ($547) ($412) ($536) ($284) Net realized gain (loss) on investments $199 $3,527 $72 $4,098 Net increase (decrease) in unrealized appreciation of investments $2,127 $2,026 $4,940 ($1,402) Net increase (decrease) in net assets resulting from operations $2,697 $6,918 $7,885 $5,977 Weighted Average Shares Outstanding 15,791 15,806 15,932 16,044 Pre-Tax Net Investment Income Per Weighted Average Share $0.06 $0.11 $0.21 $0.22 Dividends Per Share (1) $0.06 $0.11 $0.17 $0.45

Financial Highlights The quarter ending 3/31/17 includes a Quarterly Dividend of $0.19 per Share and a Special Dividend of $0.26 per Share. Quarter Ended 6/30/2016 Quarter Ended 9/30/2016 Quarter Ended 12/31/2016 Quarter Ended 3/31/2017 Financial Highlights Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.06 $0.11 $0.21 $0.22 Pre-Tax Net Investment Income Return on Equity (ROE) 1.34% 2.54% 4.79% 4.99% Realized Earnings Per Wtd Avg Diluted Share $0.04 $0.31 $0.18 $0.46 Realized Earnings ROE 0.83% 6.98% 4.14% 10.33% Earnings Per Wtd Avg Diluted Share $0.17 $0.44 $0.49 $0.37 Earnings Return on Equity (ROE) 3.93% 9.87% 11.07% 8.37% Dividends Per Share (1) $0.06 $0.11 $0.17 $0.45 NAV Per Share $17.39 $17.74 $17.88 $17.80 Cash & Cash Equivalents $96,957 $57,840 $32,671 $22,386 Debt to Equity 0.0x 0.0x 0.1x 0.1x

Investment Income Detail Constructing a portfolio of investments with recurring cash yield Non-Recurring income principally made up of acceleration of unamortized OID and prepayment fees (In Thousands) Quarter Ended 6/30/2016 Quarter Ended 9/30/16 Quarter Ended 12/31/16 Quarter Ended 3/31/17 Investment Income Breakdown Cash Interest $2,216 $2,535 $3,490 $3,913 Cash Dividends $1,769 $1,995 $3,078 $3,002 PIK Income $0 $0 $0 $63 Amortization of purchase discounts and fees $76 $100 $120 $136 Management/Admin Fees $95 $95 $105 $115 Other Income & Fees $1 $1 $73 $497 Total Investment Income $4,157 $4,726 $6,865 $7,726 Key Metrics Cash Income as a % of Investment Income 98% 98% 98% 97% % of Total Investment Income that is Recurring (1) 97% 97% 90% 90%

Interest Rate Sensitivity Fixed vs. Floating Portfolio Composition (1) Debt Portfolio Exposure at 3/31/17 Well-Positioned for Changes to Base Interest Rates Note: Illustrative change in NII is based on a projection of CSWC’s existing debt investments as of 3/31/17, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities. (1) Portfolio Composition includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund 4% 96% Fixed Floating Change in Base Interest Rates Illustrative NII Change ($'s) Illustrative NII Change (Per Share) (50bps) $120,298 $0.01 50 bps $903,421 $0.06 100bps $1,872,378 $0.12 150bps $2,841,335 $0.18 200bps $3,810,292 $0.24

Corporate Information Board of Directors Senior Management Fiscal Year End Inside Directors March 31 Joseph B. Armes Bowen S. Diehl Bowen S. Diehl President & Chief Executive Officer Independent Auditor Grant Thornton Dallas, TX Independent Directors Michael S. Sarner John H. Wilson Chief Financial Officer, Secretary & Treasurer William R. Thomas T. Duane Morgan Corporate Counsel David R. Brooks Investor Relations Thompson & Knight / Jones Day Dallas, TX Jack D. Furst Michael S. Sarner Capital Southwest Corporate Offices & Website 214-884-3829 5400 LBJ Freeway msarner@capitalsouthwest.com Transfer Agent 13th Floor American Stock Transfer & Trust Company, LLC Dallas, TX 75240 Securities Listing 800-937-5449 http://www.capitalsouthwest.com NASDAQ: CSWC www.amstock.com